UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : November 26, 2004

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of October 1, 2004, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2004-AA1)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-112231-26             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Lending, Inc., as Seller, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, as trustee.

     On November 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2004-AA1
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: November 30, 2004      By: /s/  Andrew Cooper
                          --------------------------------------------
                          Andrew Cooper
                          Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004




         Specialty Underwriting and Residential Finance Trust, Series 2004-AA1
                            Statement to Certificate Holders
                                   November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1        30,539,000.00    30,539,000.00     757,480.43    127,245.83      884,726.26     0.00         0.00       29,781,519.57
IIA1       15,106,000.00    15,106,000.00           0.00     69,235.83       69,235.83     0.00         0.00       15,106,000.00
IIA2      129,255,000.00   129,255,000.00   3,073,485.30    592,418.75    3,665,904.05     0.00         0.00      126,181,514.70
IIA3        5,000,000.00     5,000,000.00           0.00     22,916.67       22,916.67     0.00         0.00        5,000,000.00
IPO           781,400.00       781,400.00       3,623.95          0.00        3,623.95     0.00         0.00          777,776.05
IIPO        1,076,398.00     1,076,398.00      20,213.24          0.00       20,213.24     0.00         0.00        1,056,184.76
AR                100.00           100.00         100.00          0.42          100.42     0.00         0.00                0.00
B1          3,530,000.00     3,530,000.00       5,117.82     15,925.59       21,043.41     0.00         0.00        3,524,882.18
B2          1,812,000.00     1,812,000.00       2,627.05      8,174.84       10,801.89     0.00         0.00        1,809,372.95
B3          1,144,000.00     1,144,000.00       1,658.58      5,161.16        6,819.74     0.00         0.00        1,142,341.42
B4          1,621,000.00     1,621,000.00       2,350.14      7,313.14        9,663.28     0.00         0.00        1,618,649.86
B5            572,000.00       572,000.00         829.29      2,580.58        3,409.87     0.00         0.00          571,170.71
B6            385,556.00       385,556.00         558.92      1,739.44        2,298.36     0.00         0.00          384,997.08
TOTALS    190,822,454.00   190,822,454.00   3,868,044.72    852,712.25    4,720,756.97     0.00         0.00      186,954,409.28

IIO        21,440,532.00    21,440,532.00           0.00      8,599.67        8,599.67     0.00         0.00       20,726,758.85
IIIO      135,467,953.00   135,467,953.00           0.00     61,095.61       61,095.61     0.00         0.00      132,897,574.03
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1      84751PDE6   1,000.00000000     24.80370772   4.16666656       28.97037428          975.19629228      IA1        5.000000 %
IIA1     84751PDF3   1,000.00000000      0.00000000   4.58333311        4.58333311        1,000.00000000      IIA1       5.500000 %
IIA2     84751PDG1   1,000.00000000     23.77846350   4.58333333       28.36179684          976.22153650      IIA2       5.500000 %
IIA3     84751PDH9   1,000.00000000      0.00000000   4.58333400        4.58333400        1,000.00000000      IIA3       5.500000 %
IPO      84751PDJ5   1,000.00000000      4.63776555   0.00000000        4.63776555          995.36223445      IPO        0.000000 %
IIPO     84751PDK2   1,000.00000000     18.77859305   0.00000000       18.77859305          981.22140695      IIPO       0.000000 %
AR       84751PDN6   1,000.00000000  1,000.00000000   4.20000000    1,004.20000000            0.00000000      AR         5.000000 %
B1       84751PDP1   1,000.00000000      1.44980737   4.51149858        5.96130595          998.55019263      B1         5.413800 %
B2       84751PDQ9   1,000.00000000      1.44980684   4.51150110        5.96130795          998.55019316      B2         5.413800 %
B3       84751PDR7   1,000.00000000      1.44980769   4.51150350        5.96131119          998.55019231      B3         5.413800 %
B4       84751PDS5   1,000.00000000      1.44980876   4.51149907        5.96130783          998.55019124      B4         5.413800 %
B5       84751PDT3   1,000.00000000      1.44980769   4.51150350        5.96131119          998.55019231      B5         5.413800 %
B6       84751PDU0   1,000.00000000      1.44964674   4.51151065        5.96115739          998.55035326      B6         5.413800 %
TOTALS               1,000.00000000     20.27038558   4.46861589       24.73900147          979.72961442

IIO      84751PDL0   1,000.00000000      0.00000000   0.40109406        0.40109406          966.70916794      IIO        0.481313 %
IIIO     84751PDM8   1,000.00000000      0.00000000   0.45099678        0.45099678          981.02592596      IIIO       0.541196 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930




Section 4.05(a)(i)                      Group 1 Scheduled Principal                                       127,960.34
Section 4.05(a)(i)                      Group 2 Scheduled Principal                                       149,016.10

                                        Principal Prepayments Group 1                                     639,311.83
                                        Principal Prepayments Group 2                                   2,951,756.51

                                        Group 1 Repurchased Principal                                           0.00
                                        Group 2 Repurchased Principal                                           0.00


Section 4.05(a)(v)                      Total Beginning Number of Loans                                          905
                                        Total Beginning Collateral Balance                            190,822,455.92
                                        Total Ending Number of Loans                                             890
                                        Total Ending Collateral Balance                               186,954,411.14

Section 4.05(a)(v)                      Group 1 Beginning Number of Loans                                        183
                                        Group 1 Beginning Collateral Balance                           32,882,471.69
                                        Group 1 Ending Number of Loans                                           180
                                        Group 1 Ending Collateral Balance                              32,115,199.52

Section 4.05(a)(v)                      Group 2 Beginning Number of Loans                                        722
                                        Group 2 Beginning Collateral Balance                          157,939,984.23
                                        Group 2 Ending Number of Loans                                           710
                                        Group 2 Ending Collateral Balance                             154,839,211.62

Section 4.05(a)(vi)                     Servicing Fee                                                      39,754.69

Section 4.05(a)(viii)                   Current Advances                                                        0.00
Section 4.05(a)(viii)                   Group 1 Current Realized Loss Amount                                    0.00
Section 4.05(a)(viii)                   Group 2 Current Realized Loss Amount                                    0.00
Section 4.05(a)(viii)                   Group 1 Cumulative Realized Loss Amount                                 0.00
Section 4.05(a)(viii)                   Group 2 Cumulative Realized Loss Amount                                 0.00
Section 4.05(a)(viii)                   Cumulative Realized Loss Amount SURF04AA1                               0.00

Section 4.05(a)(xi)                                          Loans Delinquent
                                         Group 1
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                         0                     0.00                  0.00 %
                                        2 Month                         0                     0.00                  0.00 %
                                        3 Month                         0                     0.00                  0.00 %
                                        Total                       0                         0.00                  0.00 %
                                         Group 2
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                         0                     0.00                  0.00 %
                                        2 Month                         0                     0.00                  0.00 %
                                        3 Month                         0                     0.00                  0.00 %
                                         Total                          0                     0.00                  0.00 %

                                        Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                          Loans in Foreclosure
                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00              0.00%
                                         Group 2
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00              0.00%

Section 4.05(a)(xi)                                          Loans in Bankruptcy
                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00              0.00%
                                         Group 2
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00              0.00%

Section 4.05(a)(xiii)                                        Loans in REO
                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00              0.00%
                                         Group 2
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00              0.00%

Section 4.052 Class IA1 Current Interest Shortfall Amount                                                                0.00
                                        Class AR Current Interest Shortfall Amount                                       0.00
                                        Class IIA1 Current Interest Shortfall Amount                                     0.00
                                        Class IIA2 Current Interest Shortfall Amount                                     0.00
                                        Class IIA3 Current Interest Shortfall Amount                                     0.00
                                        Class B1 Current Interest Shortfall Amount                                       0.00
                                        Class B2 Current Interest Shortfall Amount                                       0.00
                                        Class B3 Current Interest Shortfall Amount                                       0.00
                                        Class B4 Current Interest Shortfall Amount                                       0.00
                                        Class B5 Current Interest Shortfall Amount                                       0.00
                                        Class B6 Current Interest Shortfall Amount                                       0.00

Section 4.052 Class IA1 Current Interest Shortfall Repaid                                                                0.00
                                        Class AR  Current Interest Shortfall Repaid                                      0.00
                                        Class IIA1  Current Interest Shortfall Repaid                                    0.00
                                        Class IIA2  Current Interest Shortfall Repaid                                    0.00
                                        Class IIA3  Current Interest Shortfall Repaid                                    0.00
                                        Class B1  Current Interest Shortfall Repaid                                      0.00
                                        Class B2  Current Interest Shortfall Repaid                                      0.00
                                        Class B3  Current Interest Shortfall Repaid                                      0.00
                                        Class B4  Current Interest Shortfall Repaid                                      0.00
                                        Class B5  Current Interest Shortfall Repaid                                      0.00
                                        Class B6  Current Interest Shortfall Repaid                                      0.00

Section 4.05(a)                         Weighted Average Gross Mortgage Rate for All Loans                           6.0506 %

                                        Weighted Average Term to Maturity Group 1                                         171
                                        Weighted Average Term to Maturity Group 2                                         347

Section 4.05(a)                         Total Class Interest Accrual Relief Act Reduction                                0.00
                                        Class IA1 Interest Accrual Relief Act Reduction                                  0.00
                                        Class AR Interest Accrual Relief Act Reduction                                   0.00
                                        Class IIA1 Interest Accrual Relief Act Reduction                                 0.00
                                        Class IIA2 Interest Accrual Relief Act PReduction                                 0.00
                                        Class IIA3 Interest Accrual Relief Act Reduction                                 0.00
                                        Class IIO Interest Accrual Relief Act Reduction                                  0.00
                                        Class IIIO Interest Accrual Relief Act Reduction                                 0.00
                                        Class B1 Interest Accrual Relief Act Reduction                                   0.00
                                        Class B2 Interest Accrual Relief Act Reduction                                   0.00
                                        Class B3 Interest Accrual Relief Act Reduction                                   0.00
                                        Class B4 Interest Accrual Relief Act Reduction                                   0.00
                                        Class B5 Interest Accrual Relief Act Reduction                                   0.00
                                        Class B6 Interest Accrual Relief Act Reduction                                   0.00

                                        Class IA1 Prepayment Interest Shortfall Reduction                                0.00
Section 4.05(a)                         Net Prepayment Interest Shortfalls                                               0.00
                                        Class AR Prepayment Interest Shortfall Reduction                                 0.00
                                        Class IIA1 Prepayment Interest Shortfall Reduction                               0.00
                                        Class IIA2 Prepayment Interest Shortfall Reduction                               0.00
                                        Class IIA3 Prepayment Interest Shortfall Reduction                               0.00
                                        Class IIO Prepayment Interest Shortfall Reduction                                0.00
                                        Class IIIO Prepayment Interest Shortfall Reduction                               0.00
                                        Class B1 Prepayment Interest Shortfall Reduction                                 0.00
                                        Class B2 Prepayment Interest Shortfall Reduction                                 0.00
                                        Class B3 Prepayment Interest Shortfall Reduction                                 0.00
                                        Class B4 Prepayment Interest Shortfall Reduction                                 0.00
                                        Class B5 Prepayment Interest Shortfall Reduction                                 0.00
                                        Class B6 Prepayment Interest Shortfall Reduction                                 0.00


                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.